Exhibit 99.4



               Item 1115 Agreement dated as of February 27, 2006 (this "Agreement"), between IndyMac Bank, F.S.B., a federal savings bank ("IndyMac Bank"), IndyMac MBS, Inc., a Delaware corporation ("IndyMac MBS") and Morgan Stanley Capital Services Inc., as counterparty (the "Counterparty").

                                   RECITALS

               WHEREAS, IndyMac MBS has filed a Registration Statement on Form S-3 (a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

               WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and the SPV enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

               NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.     Definitions

               Company Information:  As defined in Section 4(a)(i).

               Company Financial Information:  As defined in Section 2(a)(ii).

               Depositor:  Means IndyMac MBS .

               GAAP:  As defined in Section 3(a)(v).

               EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

               Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

               Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

               IndyMac Information: Information other than Company Information in any Prospectus Supplement or other offering document for a Transaction or in any Exchange Act Report.

               Master Agreement: The ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

               Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

               Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

               Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.     Information to be Provided by the Counterparty.

        (a)    Prior to printing the related Prospectus Supplement,

               (i) the Counterparty shall provide to the Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB, but only to the extent required by Item 1115(a) of Regulation AB (as determined by the Depositor). Such information shall include, at a minimum, the following information:

                    (A)  the Counterparty's legal name (and any d/b/a);

                    (B)  the organizational form of the Counterparty;

                    (C) a description of the general character of the business of the Counterparty;

                    (D) a description of any affiliation between the Counterparty and any of the following parties:

                         (1) Deutsche Bank National Trust Company (or any other trustee identified to the Counterparty by IndyMac Bank in writing at least ten business days prior to such printing);

                         (2) any originator contemplated by Item 1110 of Regulation AB and identified to the Counterparty by IndyMac Bank in writing at least ten business days prior to such printing;

                         (3)   any enhancement or support provider
                               contemplated by Items 1114 or 1115 of
                               Regulation AB and identified to the


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

                               Counterparty by IndyMac Bank in writing at least ten business days prior to such printing; and

                         (4)   any other material transaction party
                               contemplated by Item 1100(d)(1) of Regulation AB and identified to the Counterparty by IndyMac Bank in writing at least ten business days prior to such printing.

               (ii) if requested by the Depositor for the purpose of
                    compliance with Item 1115(b) with respect to a Transaction, as a result of IndyMac Bank's determination of the significance percentage of the Derivative Agreement in accordance with Item 1115 of Regulation AB (the "Significance Percentage"), the Counterparty shall:

                    (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as determined by IndyMac Bank and as specified by the Depositor to the Counterparty in writing promptly upon (I) the determination that a Derivative Agreement will be required to be entered into in connection with the related Transaction prior to such printing or (II) if sooner, upon the request by the Counterparty as to whether such financial data will be required with respect to such Derivative Agreement) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible format (if not incorporated by reference) and hereby authorizes the Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                    (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement;

               provided, however, that in lieu of providing the information specified in clauses (A) and (B) above, the Counterparty may, in its sole discretion, either cause another entity to replace the Counterparty pursuant to clause (A) of Section 5(b)(i) or, if effective to eliminate (in IndyMac Bank's reasonable determination) the information reporting requirement set forth in clause (A) herein, post collateral pursuant to clause (B) of
               Section 5(b)(i).

        (b) Following the Closing Date with respect to a Transaction, but only with respect to Exchange Act Reports required to be filed under the Exchange Act for the applicable SPV,

               (i) the Counterparty shall, within ten business days after the applicable event, (1) notify the Depositor in writing of any affiliations that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties with respect to the


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

                    Transaction contemplated by clauses (1) through (6) of Item 1119(a) of Regulation AB and identified in writing by the Depositor at least ten business days prior to the Counterparty's furnishing such notice and (2) provide to the Depositor a description of the nature of such affiliations;

               (ii) if the Counterparty provided Company Financial Information to the Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall, in the Company's sole discretion, either (A) (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible format (if not incorporated by reference) and hereby authorizes the Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and provided, however, for the avoidance of doubt, that the Counterparty shall not be obligated to provide such updated financial data or any related accountants' consent if and for so long as the Significance Percentage has been reduced below the percentage for which such updated financial data and/or related accountants' consent are required, as set forth in Section 4(a)(ii) below, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; or (B) either cause another entity to replace the Counterparty pursuant to clause (A) of Section 5(b)(i) or, if effective to eliminate (in IndyMac Bank's reasonable determination) the information reporting requirement set forth in clause (A) herein, post collateral pursuant to clause (B) of Section 5(b)(i), and

              (iii) if the Depositor requests Company Financial Information from the Counterparty for the purpose of compliance with
                    Item 1115(b) of Regulation AB following the Closing Date, as a result of IndyMac Bank's determination of the Significance Percentage, the Counterparty shall promptly upon determination that Company Financial Information will be required from the Counterparty, but in no event later than within 5 Business Days after its receipt of written notice requesting same either, in the Counterparty's sole discretion, (A)(1) provide current Company Financial Information as required under Item 1115(b)(1) or (b)(2) of Regulation AB (as reasonably determined by IndyMac Bank) to the Depositor in an EDGAR-compatible format (if not incorporated by reference) and hereby authorizes the Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible format and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the

                    Exchange Act Reports of the SPV provided, however, for the avoidance of doubt, that the Counterparty shall not be obligated to provide such updated financial data or any related accountants' consent if and for so long as the Significance Percentage has been reduced below the percentage for which such updated financial data and/or related accountants' consent are required, as set forth in
                    Section 4(a)(ii) below, or (B) in its sole discretion, either cause another entity to replace the Counterparty pursuant to clause (A) of Section 5(b)(i) or, if effective to eliminate (in IndyMac Bank's reasonable determination) the information reporting requirement set forth in clause
                    (A) herein, post collateral pursuant to clause (B) of
                    Section 5(b)(i).

Section 3.     Representations and Warranties and Covenants of the Counterparty.

        (a) The Counterparty represents and warrants to the Depositor, as of the date on which information is first provided to the Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the Depositor prior to such date:

               (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

               (ii) The Counterparty or the entity that consolidates the
                    Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

              (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly incorporate by reference) the financial statements of the Counterparty (or the financial statements of the entity that consolidates the Counterparty to the extent the Counterparty properly determines that only the financial statements of such consolidating entity are required pursuant to the Rule 3-10 of Regulation S-X under the Securities Act and the Exchange Act).

              (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

               (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial


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

                    statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

               (vi) The Company Financial Information and other Company
                    Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b)(1) or
                    (b)(2), as applicable, of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the Depositor, the Counterparty, so long as the Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

         (c) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the Depositor such Company Financial Information in EDGAR-compatible format no later than ten calendar days after any of the representations or warranties in
               Section 3(a)(i) through (iii) ceased to be correct, it being understood that providing such Company Financial Information shall be deemed to cure any breach of such representations and warranties.

         (d) The Counterparty agrees that Section 5(b)(i) of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement; provided, however, that the obligations of the Counterparty under this Agreement shall not be covered by any guaranty of the Derivative Agreement.

Section 4.     Covenants of the Depositor.

                      (a) If the Depositor requires the Counterparty to either furnish Company Financial Information or post collateral pursuant to clause (B) of Section 5(b)(i), and


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

the obligation to file such Company Financial Information is not, in IndyMac Bank's determination, suspended upon the Significance Percentage being reduced below the percentage that trigger such reporting requirement, IndyMac Bank hereby covenants with the Counterparty as follows:

                      (i) IndyMac Bank shall calculate the Significance Percentage on a monthly basis in accordance with Item 1115 of Regulation AB, and shall be solely responsible for such calculation (including, without limitation, any adjustments thereto resulting from the posting of collateral);

                     (ii) IndyMac Bank shall promptly notify the Counterparty
(A) when the Significance Percentage has subsequently reduced below (x) 20%, if applicable (in which event the Company Financial Information required to be provided by the Counterparty pursuant to Section 2(b)(iii), subject to clause
(B) thereof, shall be the information required under Item 1115(b)(1) of Regulation AB, or (y) 10%, if applicable (in which event IndyMac Bank shall cause Exchange Act Reports thereafter filed not to include or incorporate by reference any Company Financial Information and IndyMac Bank shall promptly return all collateral, if any, previously posted by the Counterparty); and

                     (iii) Upon reasonable request, IndyMac shall provide the Counterparty its calculation of the Significance Percentage.

                      (b) IndyMac is solely responsible for calculation of the Significance Percentage on a monthly basis in accordance with Item 1115 of Regulation AB (including, without limitation, any adjustments thereto resulting from the posting of collateral).

                          Upon delivery to IndyMac Bank the Company Financial
Information, the Counterparty shall not be responsible for errors in IndyMac Bank's filing of or incorporation by reference of such information into its registration statement.

Section 5.     Indemnification; Remedies

         (a) The Counterparty shall indemnify IndyMac Bank and the Depositor, each person responsible for the execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or
                    (B) the
                    omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

               (ii) any failure by the Counterparty to deliver any
                    information, report, certification, accountants' consent or other material or to assign the Derivative Agreement when and as required under Section 2; or

              (iii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                    Section 3 to the extent made as of a date subsequent to the Closing Date, that is not cured in accordance with
                    Section 3(c) hereunder.

                In the case of any failure of performance described in clause
(a)(ii) of this Section, the Counterparty shall promptly reimburse the Depositor and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' consent or other material not delivered as required by the Counterparty.

               (b) (i) If the Counterparty has failed to deliver, or elects not to deliver, any information, report, or accountants' consent when and as required under Section 2, or if there is a material breach by the Counterparty of a representation or warranty set forth in Section 3, which continues for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed) or after such material breach occurs, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed, either (A) caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with IndyMac Bank and the Depositor substantially in the form of this Agreement, and (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof or (B) collateralize its obligations under the Derivative Agreement such that in IndyMac Bank's determination the Significance Percentage (which such determination may, for the avoidance of doubt, take into account any and all uncertainties or ambiguities applicable to the determination of such percentage in accordance with Item 1115) is reduced below the applicable percentage that would require the provision


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

                    of financial data with respect to the Counterparty under Regulation AB, then an Additional Termination Event (as defined in the Master Agreement) shall immediately and automatically be deemed to have occurred with the Counterparty as the sole Affected Party (as defined in the Master Agreement). In the event of a termination resulting from such Additional Termination Event, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement.

               (ii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with clause (i) above, the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

         (c) IndyMac Bank shall indemnify the Counterparty, each person who controls any of the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) any untrue statement of a material fact contained or alleged to be contained in any IndyMac Information, or (B) the omission or alleged omission to state in the IndyMac Information a material fact required to be stated in the IndyMac Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, for the avoidance of doubt, that any such indemnity must relate to IndyMac Information with respect to the Transaction to which the related Derivative Agreement relates.

               (ii) any breach by IndyMac of any covenant set forth in Section
                    4.



Section 6.     Miscellaneous.

         (a) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular;
               (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The


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

               section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

         (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

         (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator, in each case, not in their individual capacities, but solely in their capacities as trustee or Administrator, as applicable, to the extent expressly set forth herein.

         (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

         (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

         (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

         (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

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

         (j) Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by mail or by facsimile transmission to: (a) in the case of the Counterparty,

                      Morgan Stanley Capital Services Inc.
                      85 Broadway, 10th Floor
                      New York, New York 10036
                      Attn:  Chief Legal Officer
                      Facsimile No.:  212-507-4622

               and (b) in the case of IndyMac Bank and the Depositor,

                      -------------------------
                      -------------------------
                      -------------------------.


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


               IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                          INDYMAC MBS, INC.



                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:





                                          INDYMAC BANK, F.S.B.



                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          MORGAN STANLEY CAPITAL SERVICES INC.



                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:



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